UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

Financial Opportunities Fund

Ticker: BTO
Semiannual report 6/30/16

A message to shareholders

Dear shareholder,

The past six months marked a volatile stretch for equity investors. In January, major U.S. equity indexes experienced corrections—declines of 10% or more—before going on to rebound in the spring. Turbulence soon returned, however, as Brexit, the U.K.'s vote in late June to leave the European Union (EU), created a challenging backdrop for financial markets. Investors embraced traditional safe-haven assets, including U.S. Treasuries and gold, but equities and currency markets worldwide experienced sharp short-term drops. The move creates a number of unknowns in the near term, the most important of which is whether other EU countries will follow suit, and may ultimately have a negative effect on Europe's economic recovery. Our network of asset managers and researchers expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity and that the U.K.'s decision may even delay the U.S. Federal Reserve's next interest-rate increase until December at the earliest, all of which should help support markets. In fact, the S&P 500 Index and Dow Jones Industrial Average both went on to hit all-time highs in mid-July as investors bought stocks on the Brexit dip.

While it's impossible to predict how markets will respond to global macroeconomic developments in the coming weeks and months, it is prudent to expect continued volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. Whether the markets are up or down, your financial advisor can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of June 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
27	Additional information
28	Continuation of investment advisory and subadvisory agreements
33	Shareholder meeting
34	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Volatility and low rates hurt financials

Financial stocks suffered losses worse than the overall market due to heightened volatility and the prospects for a prolonged period of low interest rates.

A small-cap stock focus drove relative results

The fund had a negative return but outperformed its comparative index, the S&P Composite 1500 Banks Index, owing primarily to an underweight in large-cap banks and stock selection in the regional bank segment.

Economic strength lifted regional banks

The strength of local economies supported solid loan growth and ongoing consolidation among smaller-cap regional banks.

PORTFOLIO COMPOSITION AS OF 6/30/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). In addition to the impact of market movements, if a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What were the main factors driving market performance and financial stocks over the period?

Markets endured high levels of volatility to begin and end the first half of 2016 but still managed gains, with the S&P 500 Index adding 3.84% for the period. Global economic growth concerns, centered in China, and falling commodity prices led to sharp losses in the first six weeks of the year, with the S&P 500 Index and crude oil bottoming in February. Stocks began to recover as the U.S. Federal Reserve, expressing concern over the impact of global turmoil on the U.S. economy and markets, adopted a more accommodative monetary policy stance and scaled back its planned pace of interest-rate increases for the year. Volatility returned in the last week of June due to Brexit, the surprise passage of a referendum by the United Kingdom to leave the European Union (EU). Brexit sparked a sharp, but short-lived, sell-off in stocks; however, it could weigh on the pound sterling and the euro for an extended period. The political uncertainty surrounding the future of the relationship between United Kingdom and the EU caused the U.S. dollar to strengthen after the vote and led U.S. Treasury yields to fall by 30 basis points. The turmoil surrounding Brexit may push out the next increase in U.S. interest rates.

Financial stocks, hurt by the likelihood of prolonged low interest rates and negative earnings revisions due to sluggish capital market activities, endured significant losses and trailed the broader market, with the fund's comparative index, the S&P Composite 1500 Banks Index, finishing down sharply. Smaller-cap regional banks tied more to the U.S. economy outperformed large-cap banks and diversified financial companies.

The fund's holdings in regional banks held up relatively well. What trends supported their performance?

The impact of Brexit on U.S. regional bank stocks should be limited. We are encouraged by signs of stability in the economy, including an upward revision in the first-quarter GDP, good consumer spending, and stabilizing oil prices. The June jobs report released after quarter end showed a

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       4

"Financial stocks, hurt by the likelihood of prolonged low interest rates and negative earnings revisions due to sluggish capital market activities, endured sharp losses ..."
powerful rebound in hiring and signs of wage growth. We expect this strength will be reflected in continued loan growth and business expansion for the small-cap and regional banks that are a focus of the fund's holdings. Merger-and-acquisition activity among regional banks has also been a driver of performance. With regulatory costs rising, banks can benefit from increasing scale, so we expect this consolidation trend will continue.

How did the fund perform in a difficult period for the financials sector?

The fund had a negative absolute return but outperformed its comparative index. The fund's outperformance was due primarily to an underweight in the money center banks Bank of America Corp., JPMorgan Chase & Co., Citigroup, Inc., and Wells Fargo & Company, which account for nearly two-thirds of the index and underperformed for the reporting period. Positive stock selection among regional banks also contributed to the fund's relative outperformance.

What stocks had the greatest positive impact on relative performance?

The leading contributors included Cullen/Frost Bankers, Inc., a Texas-based lender with significant energy business that was boosted by the rebound in oil prices. Strategic acquirer Yadkin Financial Corp. of North Carolina continued to be rewarded for its consolidation efforts, in addition to being

INDUSTRY COMPOSITION AS OF 6/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       5

"Current valuations in the financials sector continue to look attractive compared with historical levels and we believe it is a good time to be investing in financial companies."
labeled as a takeover target itself by the market. Midwest regional bank MB Financial, Inc. had strong performance on better-than-expected earnings. Tennessee-based Avenue Financial Holdings, Inc. was the subject of an announced takeout by Pinnacle Financial. The market also rewarded Talmer Bancorp, Inc. for its merger with Chemical Financial Corp., which was announced in December 2015.

Which holdings had the biggest negative impact for the period?

Ameris Bancorp was a significant detractor. The Georgia-based regional bank gave back gains after a strong 2015 performance, as it missed fourth-quarter earnings estimates and the stock underperformed. Intermediate Capital Group PLC, an alternative asset manager based in London, was caught in the post-Brexit selling, but disruption in U.K. credit markets could create new business for its mezzanine credit operation. Business development company Fifth Street Finance Corp. sold off after activist investors withdrew their slate of directors. New England-based Citizens Financial Group also detracted from relative performance as the stock fell in a risk-off environment. The stock looks very attractive to us as it is trading at a discount to tangible book value.

TOP 10 HOLDINGS AS OF 6/30/16 (%)

M&T Bank Corp.	2.4
JPMorgan Chase & Co.	2.4
Cullen/Frost Bankers, Inc.	2.2
U.S. Bancorp	2.2
BB&T Corp.	2.2
SunTrust Banks, Inc.	2.0
Wells Fargo & Company	2.0
Talmer Bancorp, Inc., Class A	1.9
The PNC Financial Services Group, Inc.	1.8
Berkshire Hills Bancorp, Inc.	1.7
TOTAL	20.8
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       6

How was the fund positioned at the end of the period?

Current valuations in the financials sector continue to look attractive compared with historical levels and we believe it is a good time to be investing in financial companies. Trading during the period was geared toward rebalancing the portfolio and attempting to opportunistically take advantage of price dislocations. We sold the fund's positions in Prosperity Bancshares, Inc., Trustmark Corp., and Suffolk Bancorp after the stocks reached our price targets, added to an existing position in Equity Bancshares, Inc., and initiated a position in First of Long Island Corp.

With the U.S. presidential election ahead, geopolitical uncertainty should cause volatility to continue. Nevertheless, the long-term fundamentals of financial stocks remain appealing: Lenders are seeing good loan growth and the credit quality of those loans is generally good.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       7

Fund's investments

As of 6-30-16 (unaudited)
	Shares	Value
Common stocks 104.1% (84.0% of Total investments)		$478,559,825
(Cost $347,884,849)
Financials 104.1%		478,559,825
Banks 91.7%
1st Source Corp.	121,706	3,942,057
Access National Corp.	51,655	1,007,789
Ameris Bancorp	309,284	9,185,735
Anchor Bancorp, Inc. (I)(Z)	52,992	1,252,201
Atlantic Capital Bancshares, Inc. (I)(L) (Z)	186,650	2,698,959
Avenue Financial Holdings, Inc. (I)(L) (Z)	300,000	5,895,000
Avidbank Holdings, Inc. (I)	200,000	2,842,100
Bank of America Corp.	333,959	4,431,636
Bank of Marin Bancorp (Z)	55,576	2,688,211
Bankwell Financial Group, Inc.	76,657	1,691,053
Bar Harbor Bankshares	80,020	2,808,702
BB&T Corp. (L) (Z)	346,799	12,349,512
Berkshire Hills Bancorp, Inc.	358,903	9,661,669
Bryn Mawr Bank Corp.	80,000	2,336,000
Camden National Corp.	36,776	1,544,592
Carolina Financial Corp. (L)(Z)	58,559	1,093,882
Citigroup, Inc.	28,193	1,195,101
Citizens Financial Group, Inc.	243,046	4,856,059
City Holding Company (Z)	39,363	1,789,836
Comerica, Inc. (L) (Z)	167,706	6,897,748
Commerce Bancshares, Inc. (L) (Z)	105,204	5,039,272
Communities First Financial Corp. (I)	115,523	1,137,902
County Bancorp, Inc.	56,180	1,158,432
CU Bancorp (I)	91,813	2,086,909
Cullen/Frost Bankers, Inc. (L) (Z)	197,034	12,556,977
DNB Financial Corp.	78,515	1,852,954
Eagle Bancorp Montana, Inc.	75,106	954,597
Eastern Virginia Bankshares, Inc.	198,225	1,496,599
Equity Bancshares, Inc., Class A (I)	94,860	2,100,200
Evans Bancorp, Inc. (Z)	69,760	1,718,886
FCB Financial Holdings, Inc., Class A (I)	221,342	7,525,628
Fifth Third Bancorp	452,067	7,951,859
First Bancorp, Inc.	266,499	5,740,388
First Bancshares, Inc.	210,000	3,626,700
First Business Financial Services, Inc.	60,700	1,424,629
First Citizens BancShares, Inc., Class A (L) (Z)	15,038	3,893,489
First Community Corp. (Z)	136,228	1,905,830
First Connecticut Bancorp, Inc.	202,450	3,352,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       8

	Shares	Value
Financials (continued)
Banks (continued)
First Financial Bancorp	146,045	$2,840,575
First Merchants Corp.	118,683	2,958,767
First Security Group, Inc. (I)	83,942	1,930,666
Flushing Financial Corp.	139,050	2,764,314
FNB Corp. (L) (Z)	767,513	9,624,613
German American Bancorp, Inc. (L) (Z)	40,060	1,280,718
Glacier Bancorp, Inc. (L) (Z)	223,556	5,942,118
Great Western Bancorp, Inc.	159,455	5,029,211
Hamilton State Bancshares, Inc. (I)	500,000	3,779,404
Hancock Holding Company (L) (Z)	245,752	6,416,585
HCSB Financial Corp. (I)	22,238,470	2,286,109
Heritage Commerce Corp.	387,733	4,082,828
Heritage Financial Corp.	194,590	3,420,892
Heritage Oaks Bancorp	650,719	5,166,709
Horizon Bancorp	179,816	4,520,574
Howard Bancorp, Inc. (I)	104,350	1,356,550
Independent Bank Corp.	125,407	1,819,656
Independent Bank Corp. (MA)(L) (Z)	195,961	8,955,418
JPMorgan Chase & Co.	222,625	13,833,918
KeyCorp	667,659	7,377,632
M&T Bank Corp. (L) (Z)	117,579	13,901,365
Mackinac Financial Corp.	40,000	440,400
MainSource Financial Group, Inc.	185,504	4,090,363
MB Financial, Inc. (L) (Z)	183,150	6,644,682
Merchants Bancshares, Inc.	56,125	1,710,690
MutualFirst Financial, Inc.	100,539	2,749,742
National Commerce Corp. (I)	50,542	1,178,639
Northrim BanCorp, Inc.	99,739	2,622,138
Old National Bancorp (L) (Z)	464,937	5,825,661
Old Second Bancorp, Inc.	202,363	1,382,139
Pacific Continental Corp.	183,645	2,885,063
PacWest Bancorp (L) (Z)	71,112	2,828,835
Park National Corp. (L) (Z)	42,113	3,865,131
Park Sterling Corp.	585,931	4,154,251
Peoples Bancorp, Inc.	122,945	2,678,972
QCR Holdings, Inc.	48,822	1,327,470
Regions Financial Corp.	384,335	3,270,691
Renasant Corp.	159,629	5,160,806
Sandy Spring Bancorp, Inc.	68,417	1,988,198
SBT Bancorp, Inc.	37,879	733,337
Shore Bancshares, Inc.	183,579	2,157,053
Southern First Bancshares, Inc. (I)	131,586	3,171,223
Southwest Bancorp, Inc.	110,118	1,864,298

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       9

	Shares	Value
Financials (continued)
Banks (continued)
State Bank Financial Corp.	53,182	$1,082,254
Stock Yards Bancorp, Inc.	66,324	1,872,327
Sun Bancorp, Inc. (I)	126,066	2,604,524
SunTrust Banks, Inc.	278,451	11,438,767
Talmer Bancorp, Inc., Class A (L) (Z)	551,228	10,567,041
The Community Financial Corp.	62,497	1,383,684
The First of Long Island Corp.	38,215	1,095,624
The PNC Financial Services Group, Inc.	129,086	10,506,310
Towne Bank	157,857	3,417,595
TriCo Bancshares	202,536	5,589,994
U.S. Bancorp	310,100	12,506,333
Union Bankshares Corp.	206,490	5,102,368
United Bankshares, Inc. (L) (Z)	74,856	2,807,849
Washington Trust Bancorp, Inc.	123,905	4,698,478
Wells Fargo & Company (L) (Z)	238,300	11,278,739
Westbury Bancorp, Inc. (I)	88,349	1,722,806
Yadkin Financial Corp.	382,462	9,595,972
Zions Bancorporation (L) (Z)	265,769	6,678,775
Capital markets 4.6%
Ares Capital Corp. (L) (Z)	171,449	2,434,576
Fifth Street Finance Corp. (L) (Z)	976,087	4,734,022
Golub Capital BDC, Inc.	166,116	3,001,716
Intermediate Capital Group PLC	379,010	2,483,223
KKR & Company LP	233,755	2,884,537
The Blackstone Group LP	132,582	3,253,562
TriplePoint Venture Growth BDC Corp. (Z)	207,177	2,194,004
Insurance 0.6%
Gjensidige Forsikring ASA	165,452	2,756,575
Thrifts and mortgage finance 7.2%
Bank Mutual Corp.	161,841	1,242,939
BSB Bancorp, Inc. (I)(Z)	177,195	4,013,467
First Defiance Financial Corp.	110,515	4,293,508
Georgetown Bancorp, Inc.	65,000	1,323,400
HomeStreet, Inc. (I)	208,636	4,156,029
Provident Financial Holdings, Inc.	97,339	1,781,304
Provident Financial Services, Inc. (L) (Z)	65,253	1,281,569
Southern Missouri Bancorp, Inc.	112,188	2,639,784
United Community Financial Corp.	634,588	3,858,295
United Financial Bancorp, Inc.	111,109	1,442,195
WSFS Financial Corp.	221,361	7,125,611

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       10

			Shares	Value
Preferred securities 8.3% (6.7% of Total investments)				$38,241,629
(Cost $35,146,451)
Financials 8.3%				38,241,629
Banks 1.3%
	HomeTown Bankshares Corp., 6.000% (I)		1,050	1,594,320
	OFG Bancorp, Series C, 8.750%		1,671	1,436,329
	SB Financial Group, Inc., 6.500%		250,000	2,912,500
Capital markets 1.8%
	JMP Group LLC, 7.250% (Z)		80,000	1,982,400
	JMP Group LLC, 8.000% (Z)		82,428	2,073,064
	TriplePoint Venture Growth BDC Corp., 6.750% (Z)		168,000	4,253,760
Real estate investment trusts 3.8%
	American Homes 4 Rent (5.500% to 3-31-21, then 10.000% thereafter)		100,000	2,653,000
	Arbor Realty Trust, Inc., 7.375% (Z)		100,000	2,545,000
	Bluerock Residential Growth REIT, Inc., 8.250%		84,140	2,234,758
	FelCor Lodging Trust, Inc., Series A, 1.950% (Z)		86,950	2,190,271
	Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)		150,000	3,675,000
	Sotherly Hotels LP, 7.000%		99,475	2,511,744
	Sotherly Hotels LP, 8.000%		60,000	1,527,000
Thrifts and mortgage finance 1.4%
	Flagstar Bancorp, Inc., Series C, 9.000% (I)		5,000	6,652,483
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 10.3% (8.4% of Total investments)				$47,455,467
(Cost $48,943,726)
Financials 10.3%				47,455,467
Banks 7.2%
Avenue Financial Holdings, Inc. (6.750% to 1-1-20, then 3 month LIBOR + 4.950%) (S)	6.750	12-29-24	5,000,000	5,125,000
Avidbank Holdings, Inc. (P)(S)	6.875	11-15-25	3,000,000	3,000,000
Cadence Financial Corp. (6.500% to 3-11-20, then 3 month LIBOR + 4.663%) (S)	6.500	03-11-25	5,000,000	4,025,000
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,010,885
Northeast Bancorp (P)	6.750	07-01-26	5,000,000	5,000,000
Popular, Inc.	7.000	07-01-19	6,000,000	5,880,000
VantageSouth Bancshares, Inc.	7.625	08-12-23	5,000,000	5,330,092
Diversified financial services 1.2%
NewStar Financial, Inc.	7.250	05-01-20	5,935,000	5,519,550
Thrifts and mortgage finance 1.9%
Flagstar Bancorp, Inc. (S)	6.125	07-15-21	6,000,000	5,999,940
Nationstar Mortgage LLC	6.500	07-01-21	3,000,000	2,565,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       11

			Shares	Value
Warrants 0.3% (0.2% of Total investments)				$1,218,906
(Cost $1,437,378)
Financials 0.3%				1,218,906
Banks 0.3%
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)			93,762	1,218,906
	Rate (%)	Maturity date	Par value^	Value
Certificate of deposit 0.0% (0.0% of Total investments)				$78,920
(Cost $78,044)
Country Bank for Savings	1.000	08-27-16	1,975	1,976
First Bank Richmond	0.990	12-05-16	20,395	20,413
First Bank System, Inc.	0.549	04-03-17	4,960	4,958
First Federal Savings Bank of Louisiana	0.100	01-06-17	3,039	3,039
Home Banks	1.739	11-04-21	18,927	19,802
Hudson Savings	0.700	04-24-17	2,158	2,163
Machias Savings Bank	0.500	05-26-17	1,965	1,965
Midstate Federal Savings and Loan	1.000	05-30-17	2,009	2,009
Milford Federal Savings and Loan Bank	0.100	10-24-16	2,034	2,026
Milford Federal Savings and Loan Bank	0.300	06-08-17	1,902	1,895
Mount McKinley Savings Bank	0.180	12-02-16	1,700	1,697
Mt. Washington Bank	0.650	10-31-17	1,899	1,899
MutualOne Bank	0.900	09-08-17	4,011	4,011
Newburyport Five Cent Savings Bank	0.200	10-20-16	2,093	2,091
Newton Savings Bank	1.000	05-30-17	1,946	1,946
OBA Federal Savings and Loan	0.390	12-15-17	1,338	1,338
Plymouth Savings Bank	0.200	04-21-17	1,938	1,932
Salem Five Cents Savings Bank	0.250	12-15-16	1,730	1,730
Sunshine Federal Savings and Loan Association	0.500	05-10-17	2,025	2,030
	Yield*	Maturity date	Par value	Value
Short-term investments 0.9% (0.7% of Total investments)				$4,111,000
(Cost $4,111,000)
U.S. Government Agency 0.9%				4,111,000
Federal Home Loan Bank Discount Note	0.100	07-01-16	4,111,000	4,111,000
Total investments (Cost $437,601,448)† 123.9%				$569,665,747
Other assets and liabilities, net (23.9%)				($109,811,051)
Total net assets 100.0%				$459,854,696

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       12

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 6-30-16, and is a component of the fund's leverage under the Liquidity Agreement. The value of securities on loan amounted to $96,251,498.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 6-30-16 was $125,356,780.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 6-30-16, the aggregate cost of investment securities for federal income tax purposes was $438,633,354. Net unrealized appreciation aggregated to $131,032,393, of which $148,101,970 related to appreciated investment securities and $17,069,577 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-16 (unaudited)

Assets
Investments, at value (Cost $437,601,448)	$569,665,747
Cash	449,245
Receivable for investments sold	4,016,793
Dividends and interest receivable	1,630,537
Receivable for exchange cleared swaps	288,535
Receivable due from advisor	71,471
Other receivables and prepaid expenses	13,024
Total assets	576,135,352
Liabilities
Liquidity agreement payable	110,000,000
Payable for investments purchased	6,003,884
Interest payable	96,475
Payable to affiliates
Administrative services fees	119,118
Trustees' fees	888
Other liabilities and accrued expenses	60,291
Total liabilities	116,280,656
Net assets	$459,854,696
Net assets consist of
Paid-in capital	$329,796,752
Accumulated distributions in excess of net investment income	(8,173,682)
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	6,871,419
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	131,360,207
Net assets	$459,854,696

Net asset value per share
Based on 18,596,108 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$24.73

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       14

STATEMENTS OF OPERATIONS  For the six months ended 6-30-16 (unaudited)

Investment income
Dividends	$7,627,311
Interest	1,339,658
Less foreign taxes withheld	(72,490)
Total investment income	8,894,479
Expenses
Investment management fees	3,178,170
Administrative services fees	702,030
Transfer agent fees	18,903
Trustees' fees	22,357
Printing and postage	97,534
Professional fees	37,965
Custodian fees	29,279
Stock exchange listing fees	11,822
Interest expense	576,984
Other	52,116
Total expenses	4,727,160
Less expense reductions	(441,507)
Net expenses	4,285,653
Net investment income	4,608,826
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	6,013,894
Swap contracts	(125,305)
5,888,589
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(22,835,328)
Swap contracts	(736,094)
(23,571,422)
Net realized and unrealized loss	(17,682,833)
Decrease in net assets from operations	($13,074,007)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-16	Period ended 12-31-15[1]	Year ended 10-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$4,608,826	$1,786,584	$9,617,423
Net realized gain	5,888,589	1,666,603	18,431,156
Change in net unrealized appreciation (depreciation)	(23,571,422)	6,657,768	10,137,624
Increase (decrease) in net assets resulting from operations	(13,074,007)	10,110,955	38,186,203
Distributions to shareholders
From net investment income	(13,746,322)[2]	(1,929,428)	(8,650,917)
From net realized gain	—	(4,938,454)	(14,669,856)
Total distributions	(13,746,322)	(6,867,882)	(23,320,773)
From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	818,349	420,331	727,485
Repurchased	(207,864)	—	—
Total from Fund share transactions	610,485	420,331	727,485
Total increase (decrease)	(26,209,844)	3,663,404	15,592,915
Net assets
Beginning of period	486,064,540	482,401,136	466,808,221
End of period	$459,854,696	$486,064,540	$482,401,136
Undistributed (accumulated distributions in excess of) net investment income	($8,173,682)	$963,814	$1,141,870
Share activity
Shares outstanding
Beginning of period	18,572,612	18,556,827	18,528,511
Issued pursuant to Dividend Reinvestment Plan	33,496	15,785	28,316
Shares repurchased	(10,000)	—	—
End of period	18,596,108	18,572,612	18,556,827

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
2	A portion of the distributions may be deemed a tax return of capital at year-end.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       16

STATEMENTS OF CASH FLOWS For the six months ended 6-30-16 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	($13,074,007)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(31,539,023)
Long-term investments sold	40,361,013
Increase in short-term investments	(3,838,037)
Net amortization of premium (discount)	(3,237)
Increase in receivable for investments sold	(3,496,154)
Decrease in dividends and interest receivable	238,111
Increase in other receivables and prepaid expenses	(13,024)
Decrease in receivable due from advisor	5,280
Increase in receivable for exchange cleared swaps	(13,198)
Increase in payable for investments purchased	6,003,884
Decrease in payable to affiliates	(9,737)
Decrease in other liabilities and accrued expenses	(45,341)
Increase in interest payable	5,660
Net change in unrealized (appreciation) depreciation on investments	22,830,341
Net realized gain on investments	(6,011,434)
Net cash provided by operating activities	$11,401,097
Cash flows from financing activities
Distributions to common shareholders	($12,927,973)
Fund shares repurchased	(207,864)
Net cash used in financing activities	($13,135,837)
Net decrease in cash	($1,734,740)
Cash at beginning of period	$2,183,985
Cash at end of period	$449,245
Supplemental disclosure of cash flow information:
Cash paid for interest	$571,324
Noncash financing activities not included herein consists of reinvestment of distributions:	$818,349

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       17

Financial highlights

COMMON SHARES Period Ended	6-30-16[1]		12-31-15[2]		10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$26.17		$26.00		$25.19	$23.01	$18.91	$15.67	$16.90
Net investment income[3]	0.25		0.10		0.52 [4]	0.35	0.29	0.17	0.08
Net realized and unrealized gain (loss) on investments	(0.95)		0.44		1.55	3.01	4.99	3.97	(0.49)
Total from investment operations	(0.70)		0.54		2.07	3.36	5.28	4.14	(0.41)
Less distributions to common shareholders
From net investment income	(0.74	) [5]	(0.10)		(0.47)	(0.35)	(0.22)	(0.17)	(0.09)
From net realized gain	—		(0.27)		(0.79)	(0.83)	(0.96)	(0.75)	(0.82)
From tax return of capital	—		—		—	—	—	(0.02)	—
Total distributions	(0.74)		(0.37)		(1.26)	(1.18)	(1.18)	(0.94)	(0.91)
Anti-dilutive impact of repurchase plan	—	[6,7]	—		—	—	—	0.04 [6]	0.09 [6]
Net asset value, end of period	$24.73		$26.17		$26.00	$25.19	$23.01	$18.91	$15.67
Per share market value, end of period	$25.64		$28.03		$26.77	$22.97	$22.20	$18.03	$14.29
Total return at net asset value (%)[8,9]	(2.62	) [10]	2.05	[10]	8.60	15.16	29.03	27.70	(1.81)
Total return at market value (%)[9]	(5.73	) [10]	6.16	[10]	22.63	8.84	30.56	33.51	0.76
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$460		$486		$482	$467	$426	$350	$298
Ratios (as a percentage of average net assets):
Expenses before reductions	2.09	[11]	2.02	[11]	1.99	1.99	1.88	1.53	1.52
Expenses including reductions[12]	1.90	[11]	1.83	[11]	1.80	1.81	1.71	1.38	1.37
Net investment income	2.04	[11]	2.15	[11]	2.03 [4]	1.43	1.37	0.94	0.48
Portfolio turnover (%)	6		2		18	15	20	19	23
Senior securities
Total debt outstanding end of period (in millions)	$110		$110		$110	$110	$95	—	—
Asset coverage per $1,000 of debt[13]	$5,180		$5,419		$5,385	$5,244	$5,487	—	—

1	Six months ended 6-30-16. Unaudited.
2	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
3	Based on average daily shares outstanding.
4	Net investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.04 and 0.15%, respectively.
5	A portion of the distributions may be deemed a tax return of capital at year-end.
6	The repurchase plan was completed at an average repurchase price of $20.79, $15.15 and $14.82 for 10,000, 461,253 and 1,016,051 shares, and $207,864, $6,987,727 and $15,062,318 for the periods ended 6-30-16, 10-31-12 and 10-31-11, respectively.
7	Less than $0.005 per share.
8	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
9	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
10	Not annualized.
11	Annualized.
12	Expenses including reductions excluding interest expense were 1.64%, 1.63% 1.60%, 1.62% and 1.58% for the periods ended 6-30-16, 12-31-15, 10-31-15, 10-31-14 and 10-31-13, respectively.
13	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       18

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       19

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2016, by major security category or type:

	Total value at 6-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$421,659,509	$412,751,896	$2,842,100	$6,065,513
Capital markets	20,985,640	18,502,417	2,483,223	—
Insurance	2,756,575	—	2,756,575	—
Thrifts and mortgage finance	33,158,101	33,158,101	—	—
Preferred securities
Banks	5,943,149	2,912,500	3,030,649	—
Capital markets	8,309,224	8,309,224	—	—
Real estate investment trusts	17,336,773	17,336,773	—	—
Thrifts and mortgage finance	6,652,483	—	6,652,483	—
Corporate bonds
Banks	33,370,977	—	23,030,000	10,340,977
Diversified financial services	5,519,550	—	5,519,550	—
Thrifts and mortgage finance	8,564,940	—	8,564,940	—
Warrants	1,218,906	1,218,906	—	—
Certificate of deposit	78,920	—	78,920	—
Short-term investments	4,111,000	—	4,111,000	—
Total investments in securities	$569,665,747	$494,189,817	$59,069,440	$16,406,490
Other financial instruments
Interest rate swaps	($698,298)	—	($698,298)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in securities	Common stocks	Corporate bonds	Total
Balance as of 12-31-15	$3,580,376	$13,128,221	$16,708,597
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	261,290	212,756	$474,046
Purchases	2,223,847	—	2,223,847
Sales	—	(3,000,000)	(3,000,000)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 6-30-16	$6,065,513	$10,340,977	$16,406,490
Change in unrealized at period end*	$261,290	$202,452	$463,742

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       20

The valuation techniques and significant unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below:

	Fair value at 6-30-16	Valuation technique	Significant unobservable inputs	Input/range
Common stock	$6,065,513	Market Approach	Book value per share Price-to-book value multiple Discount for lack of marketability	$0.10 - $5.68 (weighted average $3.58) 1.17x - 1.48x (weighted average 1.36x) 10%
Corporate bonds	$10,340,977	Market Approach	Yield	642bps - 645bps (weighted average 644bps)
Total	$16,406,490

A change to unobservable inputs of a fund's Level 3 securities may result in changes to the fair value measurement, as follows:

Significant unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Book value per share	Increase	Decrease
Discount	Decrease	Increase
Price-to-book value multiple	Increase	Decrease
Yield	Decrease	Increase

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       21

for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. On July 1, 2015, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.3701 per share.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and investments in passive foreign investment companies.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality,

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       22

the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Cleared swaps are cleared on an exchange or central clearinghouse. Cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-cleared transactions are detailed in the Statement of assets and liabilities as Receivable for exchange-cleared swaps.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may produce outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended June 30, 2016, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held as of June 30, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Exchange Cleared Swaps
	$5,000,000	Fixed 1.2945%	3-Month LIBOR (a)	Aug 2019	($91,592)
	10,000,000	Fixed 1.4265%	3-Month LIBOR (a)	Aug 2019	(229,337)
	5,000,000	Fixed 1.5940%	3-Month LIBOR (a)	Dec 2020	(143,948)
	5,000,000	Fixed 1.7895%	3-Month LIBOR (a)	Aug 2022	(233,421)
Total	$25,000,000				($698,298)

(a) At 6-30-16, the 3-Month LIBOR rate was 0.6541%

No interest rate swap positions were entered into or closed during the six months ended June 30, 2016.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	—	($698,298)

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for cleared swaps and appreciation/depreciation for OTC swaps are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2016:

Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	($125,305)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2016:

Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Swap contracts
Interest rate	($736,094)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Liquidity Agreement (LA) (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2016, this waiver amounted to 0.01% of the fund's average gross managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $20,289 for the six months ended June 30, 2016.

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Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2016 were equivalent to a net annual effective rate of 1.13% of the fund's average daily gross managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $421,218 for the six months ended June 30, 2016. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the six months ended June 30, 2016 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015. The current share repurchase plan will remain in effect between January 1, 2016 and December 31, 2016. During the six months ended June 30, 2016, the fund repurchased 0.05% of shares outstanding. The weighted average discount per share on the repurchases amounted to 8.27% for the six months ended June 30, 2016. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a LA to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

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Note 8 — Liquidity agreement

The fund has entered into a LA with State Street Bank & Trust Company (SSB) that allows it to borrow up to $125.0 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at June 30, 2016 are shown in the Statement of assets and liabilities as Liquidity agreement payable.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of June 30, 2016, the fund had a collective balance of $110,000,000 at an interest rate of 1.07%, which is reflected in the LA payable on the Statement of assets and liabilities. During the six months ended June 30, 2016, the average balance of the LA and the effective average interest rate were $110,000,000 and 1.05%, respectively.

The fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $31,539,023 and $40,361,013, respectively, for the six months ended June 30, 2016.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 7 to the financial statements.

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the fund derivatively; (iii) provide that any action brought by a shareholder related to the fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

By-laws

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the six months ended June 30, 2016, distributions from net investment income totaling $0.7402 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions[1]
March 31, 2016	$0.3701
June 30, 2016	0.3701
Total	$0.7402

1 A portion of the distributions may be deemed a tax return of capital at year-end.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

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(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group and benchmark for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are each higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(h)	noted that the subadvisory fees for the fund are paid by the Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Broadridge peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally outperformed the historical performance of comparable funds and the fund's benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 3, 2016. The following proposal was considered by the shareholders:

Proposal: To elect (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders. Each Trustee was elected to continue to serve as trustee by the fund's shareholders and the votes cast with respect to each Trustee are set forth below:

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	16,247,158.470	430,355.000
James M. Oates	16,266,375.899	411,137.571
Steven R. Pruchansky	16,246,856.470	430,657.000
Non-Independent Trustee
James R. Boyle	16,253,058.470	424,455.000
Craig Bromley	16,257,925.470	419,588.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Gregory A. Russo, and Warren A. Thomson.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF303813	P9SA 6/16 8/16

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.
(b)
REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans	Maximum Number of Shares that May Yet Be Purchased Under the Plans
Dec-15	-	-	-	1,857,261
Jan-16	10,000	$20.786	10,000	1,847,261*
Feb-16	-	-	10,000	1,847,261
Mar-16	-	-	10,000	1,847,261
Apr-16	-	-	10,000	1,847,261
May-16	-	-	10,000	1,847,261
Jun-16	-	-	10,000	1,847,261
Total	10,000	$20.786

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015. The current plan is in effect between January 1, 2016 and December 31, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:

/s/ Andrew Arnott

_____________________________________

Andrew Arnott

President

Date: August 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

_____________________________________

Andrew Arnott

President

Date: August 18, 2016

By:

/s/ Charles A. Rizzo

_____________________________________

Charles A. Rizzo

Chief Financial Officer

Date: August 18, 2016